EXHIBIT 99.1

July 11, 2023

TO:	All Stockholders
(Addressed Individually)

SUBJECT:	Report from the President

Remembering FHLBNY Director Thomas L. Hoy

As was immediately evident to those fortunate to have known him, community was central to everything Tom Hoy believed in.  It was what made him such an excellent banker, but more importantly, it was what made him the great friend, colleague, family man, neighbor and mentor to so many across New York and beyond.  On June 11, Tom, the civic leader, philanthropist and ideal community banker, passed away after a brief illness.  Our cooperative was fortunate to have benefited from Tom’s wise counsel and steady resolve for the past 12 years, ever since he was elected to our Board as a New York Member Director in 2012.  Since 2015, Director Hoy chaired the Board committee that oversees our strategic planning efforts, helping to guide our strategy not only through the development of three separate three-year Strategic Plans, but a truly unique period in our cooperative’s history: a global pandemic, a historic run-up in advances, and the FHFA’s current review of the Federal Home Loan Bank System – each an unprecedented event we were nonetheless equipped to handle because we had the strategy in place to do so.  Tom has left his mark on our cooperative, and his presence will continue to move our franchise forward.  There will be an empty place at our Board table for the remainder of the year, and in our hearts long after that, but the impact Tom Hoy has made throughout his work and throughout his life will last far longer, and that is the true testament to his character.

FHLBNY Launches 0% Development Advance Program

Last month, we announced our new 0% Development Advance (“ZDA”) Program, through which the FHLBNY will provide our members with a full suite of advance products that offer subsidized funding to assist in the originating or purchasing of loans that address a number of key local community needs.  We are pleased to announce that the ZDA Program officially launched on July 10 with a total of $10 million in interest rate credits available to members, and that, due to significant member support for this new program, the total $10 million amount was quickly fully reserved.  We have set up a waitlist for those members who were unable to participate in the initial allotment period.  Through the ZDA Program, members are able to reserve credits of up to $250,000 on a first-come, first-served basis and can utilize it, in any combination, within the four advance products included in the ZDA Program:

•	Business Development Advance (BDA)
The BDA assists members in originating or purchasing fixed-rate loans to support small businesses with their funding needs.

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•	Climate Development Advance (CDA)
The CDA assists members in originating or purchasing climate or energy efficient-oriented loans/investments in support of environmental initiatives (e.g., loans for solar panels, farm and agricultural loans, or the purchase of green bonds or related ESG securities).

•	Infrastructure Development Advance (IDA)
The IDA assists members in originating or purchasing loans and investment securities to support local infrastructure development (e.g., construction or C&I loans and Bond Anticipation Notes or General Obligation or Revenue municipal bonds).

•	Tribal Development Advance (TDA)
The TDA assists members in originating loans or purchasing assets that support Native American housing and community support funding.

This wide range of product offerings provides our members with greater flexibility to tailor their lending products to further enhance their ability to serve their customers and communities, creating opportunities for economic development and job growth across our region.

FHL Bank System Releases Inaugural Corporate Social Responsibility Report

Executing on our foundational liquidity mission enables us to offer programs such as the ZDA that further expand our ability to make a positive impact on the communities we serve.  Each of the other Federal Home Loan Banks does so as well, as reflected throughout the System’s inaugural Corporate Social Responsibility Report.  The Federal Home Loan Bank System was created to help provide a reliable and readily accessible flow of liquidity to member financial institutions.  For more than 90 years, this foundational liquidity mission has driven everything that the Federal Home Loan Banks have achieved for our cooperatives, for our members, and for the communities we serve.  The Federal Home Loan Banks’ inaugural Corporate Social Responsibility Report focuses on how we help address housing needs, serve renters, borrowers and homeowners, strengthen local economies, and support communities through environmental and social challenges – all of which is possible because of our ability to execute on our foundational liquidity mission.

I encourage our members to read the report to see the full scope of the impact of the System in these areas across the nation in recent years, especially because, true to our cooperative nature, so much of the work the FHLBanks do is through and in partnership with our members.  Our particular section focuses on the FHLBNY’s recent efforts around responding to natural disasters and addressing homelessness – two key issues for our District that we have worked on in close coordination with our Affordable Housing Advisory Council and the dedicated housing groups and aid organizations doing the vital work every day to improve the lives of others.

2023 Director Elections Now Underway

I also encourage all of our members to participate in our annual Director election process, as the guidance and support management receives from our entire Board is vital to our cooperative.  This year, four Directorships – two seats representing our New York members and two Independent Directorships representing the whole District – will be up for election for four-year terms commencing on January 1, 2024.

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As reported earlier this year, we will continue to conduct our Director Election process electronically, once again partnering with Survey & Ballot Systems (“SBS”), the firm that has administered our recent Director Elections.  On June 26, all eligible members were sent an email titled “Commencement of FHLBNY 2023 Director Election Process” from the sender noreply@directvote.net, which contained a link to materials regarding the elections.  Eligible New York members may, using the electronic Certificate of Nomination included with the election materials, nominate one person for each of the two open Member Directorships in the New York region.  Separately, the materials indicated that those individuals interested in being considered for nomination by the FHLBNY’s Board for the two open Independent Directorships must first submit an Independent Director Application Form and resume to the FHLBNY.  Copies of this Form and submission information can be found at our Corporate Governance page.

All electronic Certificates of Nomination must be submitted, and all emailed Independent Director Application Forms and resumes must be received by the FHLBNY, by 5:00 p.m. ET on July 28, 2023.

Like the FHLBNY itself, our Board consists of a talented group of dedicated individuals that benefits from, among other things, demographic (including gender, racial and ethnic) diversity.  As you consider diverse Member Director candidates to possibly nominate, please remember that officers at member institutions serving below the CEO level and all member institutions’ board members, not just the board chair, are eligible to serve on the FHLBNY’s Board.  We also ask that you encourage diverse candidates outside your institution to consider applying for the open Independent Director seats. Your participation in this year’s Director election process is greatly appreciated, and will help continue to keep the Board and the FHLBNY diverse – and strong.  If you have any questions, please contact our general counsel, Paul Friend, at generalcounsel@fhlbny.com.

Sincerely,

José R. González

President and Chief Executive Officer

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995

This report may contain forward-looking statements within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. These statements are based upon our current expectations and speak only as of the date hereof. These statements may use forward-looking terms, such as "projected," "expects," "may," or their negatives or other variations on these terms. The Bank cautions that, by their nature, forward-looking statements involve risk or uncertainty and that actual results could differ materially from those expressed or implied in these forward-looking statements or could affect the extent to which a particular objective, projection, estimate, or prediction is realized. These forward-looking statements involve risks and uncertainties including, but not limited to, the Risk Factors set forth in our Annual Reports on Form 10-K and our Quarterly Reports on Form 10-Q filed with the SEC, as well as regulatory and accounting rule adjustments or requirements, changes in interest rates, changes in projected business volumes, changes in prepayment speeds on mortgage assets, the cost of our funding, changes in our membership profile, the withdrawal of one or more large members, competitive pressures, shifts in demand for our products, and general economic conditions. Forward-looking statements speak only as of the date they are made, and we undertake no obligation to revise or update publicly any forward-looking statements for any reason.

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